                         NOTICE OF GUARANTEED DELIVERY

                                 for Tender of
                           11% Senior Notes due 2008
                      (including those in book-entry form)
                                       of

                          GLOBAL HEALTH SCIENCES, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the tender of 11% Senior Notes due 2008 (the "Old Notes") of Global Health Sciences, Inc. (the "Company") made pursuant to the
Prospectus, dated                , 1998 (the "Prospectus"), if certificates for
Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m.,
San Francisco time, on                , 1998 (the "Expiration Date"). Such form
may be delivered or transmitted by facsimile transmission, mail or hand delivery to Chase Manhattan Bank and Trust Company, National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, the Exchange Agent must receive from an Eligible Institution prior to 5:00 p.m., San Francisco time, on the Expiration Date, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof or an Agent's Message in lieu thereof). Capitalized terms used herein and not defined herein are used as so defined in the Prospectus.

                    CHASE MANHATTAN BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION

                        BY REGISTERED OR CERTIFIED MAIL
                        BY HAND OR BY OVERNIGHT COURIER:
                    Chase Manhattan Bank and Trust Company,
                              National Association
                             101 California Street
                                   Suite 2725
                        San Francisco, California 94111

                  BY FACSIMILE:                  BY TELEPHONE:
                  (415) 693-8850                 (415) 954-9507

    DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Global Health Sciences, Inc., a California corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated
           , 1998 (the "Prospectus"), and in the accompanying Letter of
Transmittal, receipt of which is hereby acknowledged, $      in aggregate
principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.
Name(s) of Record Holder(s) ____________________________________________________

                                                  (Please Type or Print)
Address ________________________________________________________________________
        ________________________________________________________________________
Area Code & Telephone No. ______________________________________________________

Certificate Number(s) for
Old Notes (if available) _________________________________

Total Principal Amount
Represented by Certificate(s):  $ _________________________________
________________________________________________________________________________

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
________________________________________________________________________________

                                PLEASE SIGN HERE
Signature(s) of Holders(s) ____________________________________    Dated: ______
                           ____________________________________    Dated: ______

    Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
              --------------------------------------------------------------------------------------

              --------------------------------------------------------------------------------------

              --------------------------------------------------------------------------------------

Capacity:
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Address(es):
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

/ / The Depository Trust Company
  (Check if Old Notes will be tendered
  by book-entry transfer)

Account Number
---------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.
        Name of Firm ___________________________________________________________
        Address    _____________________________________________________________
                   _____________________________________________________________

                                                                        Zip Code
        Area Code & Telephone No. ______________________________________________
        Authorized Signature ___________________________________________________
        Name ___________________________________________________________________

             (PLEASE TYPE OR PRINT)
        Title __________________________________________________________________

        Dated
    ------------------------------------------

    NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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